UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 30, 2014 (December 29, 2014)

American Realty Capital Global Trust II, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

333-196549	35-2506937
(Commission File Number)	(IRS Employer Identification No.)

405 Park Avenue, 14th Floor New York, New York 10022
(Address, including zip code, of Principal Executive Offices)

(212) 415-6500
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Company Simplifies Board Structure as Part of Sponsor’s Corporate Governance Initiative

On December 29, 2014, the board of directors (the “Board”) of American Realty Capital Global Trust II, Inc. (the “Company”) implemented certain changes to the composition of the Board and management team consistent with its sponsor’s year-long initiative to further enhance the corporate governance profiles of its various sponsored programs, including promoting or appointing experienced management, mitigating potential conflicts, reducing complexity and minimizing overlap among directors of its sponsored programs.

Appointment of William M. Kahane as Director and Executive Chairman to Replace Nicholas S. Schorsch

On December 29, 2014, the Board appointed William M. Kahane, currently the chief operating officer, treasurer and secretary of the Company, to serve as a director of the Company and the executive chairman of the Board, effective as of that same date. In connection with Mr. Kahane’s appointment as a director and executive chairman of the Board, Nicholas S. Schorsch resigned from his role as executive chairman of the Board. Mr. Schorsch did not resign pursuant to any disagreement with the Company. Simultaneously with his appointment as a director and executive chairman of the Board, Mr. Kahane resigned from his role as chief operating officer, treasurer and secretary of the Company, the Company’s advisor and the Company’s property manager. Mr. Kahane did not resign pursuant to any disagreement with the Company.  There are no related party transactions involving Mr. Kahane that are reportable under Item 404(a) of Regulation S-K.

Appointment of Patrick J. Goulding as Treasurer and Secretary to Replace William M. Kahane

On December 29, 2014, the Board appointed Patrick J. Goulding to serve as the Company’s treasurer and secretary effective as of that same date. Mr. Goulding will also serve as treasurer and secretary of the Company’s advisor. There are no related party transactions involving Mr. Goulding that are reportable under Item 404(a) of Regulation S-K.

Resignation of Peter M. Budko

On December 29, 2014, Peter M. Budko resigned as executive vice president of the Company, effective as of that same date. Mr. Budko did not resign pursuant to any disagreement with the Company.

Item 8.01. Other Events.

On December 30, 2014, AR Capital, LLC, the parent of the sponsor of the Company, issued a press release, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release issued by AR Capital, LLC on December 30, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN REALTY CAPITAL GLOBAL TRUST II, INC.

Date: December 30, 2014	By:	/s/ Scott J. Bowman
		Name:	Scott J. Bowman
		Title:	Chief Executive Officer